Other assets (Tables)	12 Months Ended
Dec. 31, 2023
Other Assets [Abstract]
Schedule of Other Assets
Other assets consisted of the following as of December 31, 2023 and 2022:

	As of December 31,
	2023	2022
Straight-line rents, prepaid expenses and other	$692,521	$715,751
Notes receivable, net of allowance for credit losses (a) (b)	663,644	486,223
Loans receivable, net of allowance for credit losses (c)	654,925	351,357
Lease incentives	152,056	163,683
Derivative assets (Note 12)	130,614	211,993
Investments	87,055	62,519
Inventory	85,668	55,868
Operating lease right of use assets, net (Note 17)	57,009	81,952
Other receivables, net	493,032	461,093
	$3,016,524	$2,590,439

(a)Notes receivable, net of allowance for credit losses as of December 31, 2023 and 2022 included $656 million and $459 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of December 31, 2023 and 2022 also included $8 million and $27 million, respectively, related to aircraft sale and other transactions.
(b)As of December 31, 2023 and December 31, 2022, we had a $24 million and $111 million, respectively, allowance for credit losses on notes receivable. Refer to Note 27—Allowance for credit losses for further details.
(c)As of December 31, 2023, and 2022, we had a $1 million and $4 million, respectively, allowance for credit losses on loans receivable. Refer to Note 27—Allowance for credit losses for further details. During the years ended December 31, 2023, 2022 and 2021, we recognized interest income from loans receivable, net of allowance for credit losses of $35 million, $26 million and $4 million, respectively, included in other income.